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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2006

                            VALENCE TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       0-20028               77-0214673
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


                      6504 BRIDGE POINT PARKWAY, SUITE 415
                               AUSTIN, TEXAS 78730
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

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             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

     On June 21, 2006, Valence Technology, Inc. executed promissory notes in the amounts of $1,000,000, $500,000, and $500,000, respectively (the "NOTES") in favor of Berg & Berg Enterprises, LLC ("BERG & BERG"). The Notes were issued in connection with bridge loans made by Berg & Berg on June 1, June 14 and June 20, 2006, respectively. Interest accrues quarterly on the Notes at a compound rate of 8.0% or, if less, the maximum rate allowed by applicable law. The Notes mature on September 1, September 21, and September 20, 2006, respectively. At any time prior to maturity, Berg & Berg may convert the outstanding principal amount of the Notes into shares of common stock of the Company at a conversion price equal to the closing bid price of the Company's common stock on the trading day immediately prior to the conversion date, provided that the conversion price cannot be lower than $1.70, the closing bid price of the Company's common stock on June 20, 2006. The summary of the terms of the Notes is qualified in its entirety by the text of the Notes, a copy of which are attached to this Form 8-K as Exhibit 10.1, 10.2 and 10.3.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.   DESCRIPTION

   10.1 Promissory Note, dated June 21, 2006, executed by Valence Technology, Inc. in favor of Berg & Berg Enterprises, LLC, in the principal amount of $1,000,000.

   10.2 Promissory Note, dated June 21, 2006, executed by Valence Technology, Inc. in favor of Berg & Berg Enterprises, LLC, in the principal amount of $500,000.

   10.3 Promissory Note, dated June 21, 2006, executed by Valence Technology, Inc. in favor of Berg & Berg Enterprises, LLC, in the principal amount of $500,000.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VALENCE TECHNOLOGY, INC.


Date:    June 23, 2006                 /s/ James Akridge
                                       -----------------------------------------
                                       Name:    James Akridge
                                       Title:   Chief Executive Officer